Asset classified as held for sale	12 Months Ended
Dec. 31, 2017
Text Block1 [Abstract]
Asset classified as held for sale
22.	Asset classified as held for sale

Sales of 60% of the issued ordinary shares in the capital of Copthorne Qingdao

The Group’s subsidiary company, LKN Investment International Pte Ltd, together with the joint venture partner of Copthorne Qingdao, had on February 23, 2016, listed the entire equity interest in Copthorne Qingdao on the Shanghai United Assets and Equity Exchange for sale and the sale was re-listed on March 28, 2016.

As a result, the investment in Copthorne Qingdao was classified as asset held for sale and the Group discontinued the use of equity method to recognize the interest in Copthorne Qingdao. Consequently, the Group only shared the loss incurred by Copthorne Qingdao up to February 23, 2016. As at December 31, 2016, the carrying amount of interest in joint venture, representing assets classified as held for sale is RMB 89,381 and related foreign translation reserve is RMB 22,720.

On October 19, 2017, the Group completed the disposal of its investment in Copthorne Qingdao and recognized gain on disposal of RMB107,976 (US$17,059) in the Group’s profit or loss for the year ended December 31, 2017.

The value of asset and related reserves of disposal recorded in the consolidated financial statements and the cash flow effect of the disposals were:

	31.12.2017	31.12.2017
	RMB’000	US$’000
Interest in joint venture, representing asset classified as held for sale	89,381	14,122

Gain on disposal:
Total consideration less cost of disposal	182,679	28,862
Interest in joint venture derecognized	(89,381)	(14,122)
Realization of foreign currency translation reserves upon disposal	22,720	3,590
Waiver of amount due by joint venture	(8,042)	(1,271)

Gain on disposal of joint venture (Note 8.2(a))	107,976	17,059

Total consideration less cost of disposal, representing net cash inflow on disposal of the joint venture	182,679	28,862